SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

          ______________________________________________________


                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24,1996



                         CALLON PETROLEUM COMPANY
          ______________________________________________________
          (Exact name of Registrant as specified in its charter)



             Delaware                     0-25192               64-0844345
_______________________________         ___________         __________________
(State or other jurisdiction of         Commission          (I.R.S. Employer
 incorporation or organization)         File Number         Identification No.)



                          200 North Canal Street
                         Natchez, Mississippi  39120
       ____________________________________________________________
       (Address of Principal Executive Offices)(Including Zip Code)



                              (601) 442-1601
           ____________________________________________________
           (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On April 24, 1996, Callon Petroleum Company (the "Company") and Murphy Oil Corporation ("MUR") were the apparent high bidder on 13 offshore tracts, emcompassing 65,000 acres, at the Outer Continental Shelf (OCS) Lease Sale #157 held April 24 in New Orleans, Louisiana and conducted by the U.S. Department of the Interior through its Minerals Management Service. The blocks on which Callon participated include seven blocks in the West Cameron South Addition, two in Mississippi Canyon and one block in each of Eugene Island, South Marsh Island, Vermillion and Main Pass East Addition.

The Company's share of the total lease cost was approximately $11.8 million for the properties and will be funded with available cash and bank borrowing. These bids are subject to approval by the Minerals Management Service and, if accepted, the leasehold interests should be awarded within the next ninety days.

No assurances can be made that the bids submitted by the Company will be accepted by the Mineral Management Service.


Item 7.    Financial Statements and Exhibits

      (a)  Financial Statements of Property Acquired

           None

      (b)  Pro Forma Financial Information

           The following unaudited pro forma consolidated financial statements are filed with this report:

           Introduction                                            Page F-1

           Pro Forma Consolidated Balance Sheet as of
             March 31, 1996                                        Page F-2

           Notes to Pro Forma Consolidated Balance Sheet           Page F-3

 The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company. Pro Forma Statements are not necessarily indicative of the financial position had the transactions been in effect on the date nor are such Pro Forma Statements indicative of results which may occur in the future.

           1.    Underwriting Agreement*

           2. Plan of acquisition, reorganization, arrangement,liquidation or succession*

           4. Instruments defining the rights of security holders, including indentures*

           16.   Letter re change in certifying accountants*

           17.   Letter re director resignation*

           20.   Other documents or statements to security holders*

           23.   Consents of experts and counsel*

           24.   Power of attorney*

           27.   Financial data schedule*

           99.   Additional exhibits*


_____________
*     Inapplicable to this filing

Pursuant to the requirements of the Securities Exchange Act of1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CALLON PETROLEUM COMPANY


Date:   May 8, 1996                       By:  John S. Weatherly
       _____________                        __________________________________
                                            John S. Weatherly, Senior Vice
                                            President, Chief Financial Officer
                                            and Treasurer

                           CALLON PETROLEUM COMPANY


INTRODUCTION

The following unaudited pro forma consolidated balance sheet presents the consolidated financial position of Callon Petroleum Company (the"Company") after giving effect to the acquisition, through apparent high bids with an industry partner, of 13 offshore lease tracts at the Outer Continental Lease Sale #157 held in New Orleans, Louisiana. These bids are subject to approval by the U.S. Department of the Interior through its Mineral Management Service. The Company's share of the total lease costs will be approximately $11.8 million (assuming all leases are accepted) and will be funded by available cash and the Company's existing line of credit. The leases will be accounted for as unevaluated property until the Company determines that proved reserves are established or impairment has occurred at which time the properties will be transferred to evaluated property and subject to amortization.






                                  Page F-1

                           CALLON PETROLEUM COMPANY
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1996
                                  (Unaudited)

                                              Historical                    Pro Forma
                                               Company      Adjustments    As Adjusted
                                              _________     ___________    ___________
      ASSETS
Current assets:
  Cash                                       $    8,054     $  (2,352) (a)  $   5,702
  Accounts receivable, trade                      9,120            --           9,120
  Other current assets                               44            --              44
                                             __________     _________       _________
    Total current assets                         17,218        (2,352)         14,866
                                             __________     _________       _________

Oil and gas properties, full cost
  accounting method
    Evaluated properties                        305,846            --         305,846
    Less accumulated depreciation, depletion
     and amortization                          (259,476)           --        (259,476)
                                             __________     __________       ________
                                                 46,370            --          46,370
    Unevaluated properties excluded
     from amortization                           10,493        11,762  (a)     22,255
                                             __________     _________        ________
                                                 56,863        11,762          68,625
                                             __________     _________        ________
Pipeline facilities, net                          5,319            --           5,319
Other property and equipment, net                 1,571            --           1,571
Deferred tax asset                                5,462            --           5,462
Long-term gas balancing receivable                  591            --             591
Other assets, net                                   220            --             220
                                             __________     _________       _________
                                             $   87,244     $   9,410       $  96,654
                                             ==========     =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable, trade                    $   10,814     $      --       $  10,814
  Deferred income                                    43            --              43
                                             __________     _________       _________
    Total current liabilities                    10,857            --          10,857

Long-term debt                                      100         9,410  (a)      9,510
Deferred income                                      78            --              78
Long-term gas balancing payable                     408            --             408
                                             __________     _________       _________
    Total liabilities                            11,443         9,410          20,853
                                             __________     _________       _________

Preferred stock                                      13            --              13
Common stock                                         58            --              58
Capital in excess of par value                   73,955            --          73,955
Retained earnings                                 1,775            --           1,775
                                             __________     _________       _________
    Total stockholder' equity                    75,801            --          75,801
                                             __________     _________       _________

                                             $   87,244     $   9,410       $  96,654
                                             ==========     =========       =========

                 See Notes to Pro Forma Consolidated Balance Sheet

                                  Page F-2

                         CALLON PETROLEUM COMPANY
               NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                              MARCH 31, 1996
                                (Unaudited)


1. Basis of Presentation

   On April 24, 1996, Callon Petroleum Company (the "Company") and an industry partner were the apparent high bidder on 13 offshore tracts (the "Lease Acquisition") at the Outer Continental Shelf Lease Sale #157 held in New Orleans, Louisiana and conducted by the U.S. Department of the Interior through its Mineral Management Service (the "MMS"). These bids are subject to approval by the MMS and, assuming all bids are accepted, the Company's share of the total lease cost will be $11,762,000. Management of the Company expects acceptance of the bids within the next ninety days.

   The accompanying Pro Forma Consolidated Balance Sheet of the Company at
   March 31, 1996 gives effect to the Lease Acquisition as if all bids were accepted by the MMS on March 31, 1996. Such pro forma information is not necessarily indicative of the financial position of the Company had the above described transaction occurred on the assumed date, nor are they indicative of the future results of the Company.

2. Pro Forma Adjustment

   Pro forma adjustment (a) represents the use of the Company's cash and borrowings under its existing line of credit to fund the Company's share of the Lease Acquisition and the recording of the leases as unevaluated property as if the Lease Acquisition had occurred on March 31, 1996.



                                  Page F-3

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